Subsequent Events (Unaudited subsequent to the date of the Independent Auditor's Report)	12 Months Ended
Dec. 31, 2013
Subsequent Events Unaudited [Abstract]
Subsequent Events Unaudited
Note 17 -  Subsequent Events (Unaudited – subsequent to the date of the Independent Auditor’s Report)

April 2014 Private Placement

On April 16, 2014, we closed a securities purchase agreement (the “April 2014 SPA”), with five institutional and accredited investors.  Pursuant to the terms of the April 2014 SPA, we issued and sold to these investors our senior secured convertible notes in the aggregate original principal amount of $4,575,000 (the “Notes”), and warrants to purchase up to 4,097,016 shares of our common stock (the “Warrants”), on the terms set forth below (the “April 2014 Private Placement”).

The Notes mature 18 months from their issuance and were purchased for $4,003,125 in the aggregate with an original issue discount of $571,875.  The Notes bear an effective annual interest of 8.61%, which increases to 15% if there is an event of default (as defined in the Notes).  The initial conversion price of the Notes is $0.67 per share (the “Conversion Price”).  Beginning in July 2014, we will pay to the Note holder an amount equal to (i) one-sixteenth (1/16th) of the original principal amount of the Note (or the principal outstanding on such date, if less) plus (ii) the accrued and unpaid interest with respect to such principal plus (iii) the accrued and unpaid late charge (if any) with respect to such principal and interest (each, an “Installment Amount”). The Holder has the ability to defer such monthly payments in its sole discretion.  Up to four times prior to maturity of the Notes, each holder may accelerate payment of the sum of the following: (a) the Installment Amount, (b) any Installment Amount which payment such Note holder previously deferred, and (c) any accrued and unpaid interest and late charges, if any; provided, however, that any such accelerated amount shall not be greater than two times the amount set forth in clause (a) above. Each monthly payment may be made in cash, in shares of our common stock, or in a combination of cash and shares of its common stock. Our ability to make such payments with shares of our common stock will be subject to the satisfaction of certain equity conditions.  Subject to the satisfaction of certain equity conditions, we may redeem all, but not less than all, of the Notes then outstanding at any time at 115% of the Conversion Amount being redeemed.

The Warrants issued to the investors are immediately exercisable, have an initial exercise price of $0.78 per share (the “Exercise Price”) and expire on the 60-month anniversary of their initial issuance.  If we sell or issue shares of Common Stock at less than the then applicable exercise price (subject to certain exceptions), then the exercise price shall be reduced to the price of such dilutive issuance.

In connection with the sale of the Notes and the Warrants, we entered into a registration rights agreement (the “April 2014 RRA”) to register a number of shares equal to 135% of the sum of (i) the shares issuable under the Notes and (ii) the shares issuable under the Warrants.  In addition, we entered into a pledge and security agreement (the “Security Agreement”) granting security interest of all of our personal property to the collateral agent for the investors (the “Collateral Agent”), as well as a special deposit account control agreement (the “Control Agreement”) granting the collateral agent control of the control account established to hold a portion of the proceeds from the investors (the “Control Account”).

We received gross proceeds of approximately $4.0 million, less transaction expenses of approximately $250,000, of which approximately $2.3 million is placed in a control account pursuant the Control Agreement and is restricted to our usage.

Going Concern

On April 16, 2014, we closed the April 2014 Private Placement of approximately $4.6 million of senior secured financing (discussed above).  We project that the net proceeds of $1.5 million received by us will continue to meet our working capital needs, general corporate purposes, and related obligations into the second quarter of 2014.  To the extent that the Collateral Agent, at its sole option, releases funds from the Control Account, we will be able to meet our operating needs and obligations further into 2014.  As of June 18, 2014, our cash balance was $2.9 million of which approximately $2.3 million is restricted to our usage and held in a Control Account.

We will pursue raising additional debt or equity financing to fund our operations and product development.  If future funds are raised through issuance of stock or debt, these securities could have rights, privileges, or preferences senior to those of common stock and debt covenants that could impose restrictions on the Company’s operations. The sale of additional equity securities or debt financing will likely result in additional dilution to the Company’s current shareholders.  We cannot make any assurances that any additional financing will be completed on a timely basis, on acceptable terms or at all.   Management’s inability to successfully complete any other financing will adversely impact our ability to continue as a going concern. Even if we are able to secure financing, we may still have to significantly reduce costs and delay projects, which would adversely affect our business, customers and program development.

Stock Option Re-Pricing

On April 28, 2014, our board of directors approved the re-pricing and vesting schedules of outstanding stock options of 8,630,000 shares of our common stock previously granted to officers, directors, employees and consultants pursuant to the 2013 Equity Incentive Award Plan (the “Outstanding Options”).  The options were re-priced at $0.35, the closing price of our stock on April 28, 2014.

The Outstanding Options had been issued with exercise prices ranging from $1.00 to $1.54 per share.  The vesting schedule for the Outstanding Options also varied.

The re-pricing and vesting schedule changes are being effected by cancelling the Outstanding Options and concurrently entering into new Stock Option Agreements with the Optionees (the “New Options”) to reflect the new exercise price and vesting schedule.   The New Options will all have the following vesting schedule, 15% of the total number of shares granted shall vest immediately upon signing the new Stock Option Agreements, and 1/36 of the remainder number of shares shall vest each full month thereafter.